Goodwill and Intangible Assets - Aggregate Amortization expense (Details) - TOI Parent Inc. - USD ($)	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Remainder of 2021	$ 625,189	$ 2,450,757
2022	2,500,757	2,450,757
2023	2,500,757	2,450,757
2024	2,500,757	2,450,757
2025	2,500,757	2,450,757
Thereafter	7,528,450	7,261,784
Total	$ 18,156,667	$ 19,515,569	$ 22,002,646